SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 31, 2000

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                               CAPITA CORPORATION
             (Exact Name of Registrant as specified in its charter)

            DELAWARE                       1-11237              22-3211453
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  650 CIT Drive
                              Livingston, NJ 07039
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (973) 740-5000

                            AT&T CAPITAL CORPORATION
                                44 Whippany Road
                          Morristown, New Jersey 07962
         (Former name or former address, if changed since last report):


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ITEM 5 OTHER EVENTS

      On August 7, 2000, AT&T Capital Corporation, a Delaware corporation (the "Company"), amended its Certificate of Incorporation to change its legal name to Capita Corporation effective as of 11:59 p.m. on July 31, 2000.

ITEM 7 EXHIBITS

      None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Capita Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         CAPITA CORPORATION

Date: August 7, 2000                                     By: /s/ Eric Mandelbaum
                                                             -------------------
                                                         Name:   Eric Mandelbaum
                                                         Title:  Vice President